UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2012

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and its subsidiaries, unless otherwise noted.

Our public filings with the Securities and Exchange Commission, or SEC, referred to in this Current Report are available at the SEC’s website at www.sec.gov.

Item 1.01. Entry into a Material Definitive Agreement.

On July 25, 2012 and on July 27, 2012, our taxable REIT subsidiary entered into a long term hotel management agreement and on July 30, 2012, our taxable REIT subsidiary entered into three long term hotel management agreements, collectively the New Management Agreements, with Sonesta International Hotels Corporation, or SIHC, for five additional hotels currently owned by us and formerly managed by a subsidiary of InterContinental Hotels Group, Inc.  The five New Management Agreements relate to former Staybridge Suites branded, limited service hotels located in Andover, Massachusetts, Malvern, Pennsylvania, Parsippany, New Jersey, Somerset, New Jersey, and Princeton, New Jersey.  The New Management Agreements for the hotels in Andover, Massachusetts and Parsippany, New Jersey were rebranded as Sonesta ES Suites hotels, effective July 25, 2012 and July 30, 2012, respectively.  Under the terms of the New Management Agreements, the hotels in Malvern, Pennsylvania, Somerset, New Jersey and Princeton, New Jersey will be rebranded as Sonesta ES Suites hotels, which we currently expect to be effective August 6, 2012, August 1, 2012 and August 3, 2012, respectively.

The New Management Agreements were added to our April 23, 2012 Pooling Agreement with SIHC, or the Pooling Agreement, as a result of which the management agreements for twelve hotels we own will be pooled under that agreement.  The terms of the New Management Agreements are substantially the same as those contained in our representative form of management agreement relating to limited service hotels, or the Form of Management Agreement, which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 18, 2012, or our June 2012 Current Report.

The principal terms of our existing pooled management agreements with SIHC and the Pooling Agreement are described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, or our Quarterly Report, (including in Note 12 to our Condensed Consolidated Financial Statements included therein and the section thereof captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Management Agreements, Leases and Operating Statistics”), Item 1.01 of our Current Report on Form 8-K filed on April 27, 2012, or our April 2012 Current Report, and Item 1.01 of our June 2012 Current Report, which descriptions are incorporated herein by reference.

Our entering into the New Management Agreements and the pooling of those agreements under the Pooling Agreement and the terms thereof were approved by our Independent Trustees.

The foregoing descriptions of the New Management Agreements and the Pooling Agreement are not complete and are subject to and qualified in their entirety by reference to the Form of Management Agreement and to the copy of the Pooling Agreement, which was filed as Exhibit 10.2 to our April 2012 Current Report, which are incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

The stockholders of SIHC are Mr. Barry Portnoy and Mr. Adam Portnoy, who are our Managing Trustees, and they also serve as directors of SIHC.  Mr. Barry Portnoy, is Chairman, majority owner and an employee of our manager, Reit Management & Research LLC, or RMR, and Mr. Adam Portnoy, the son of Mr. Barry Portnoy, is an owner, President, Chief Executive Officer and a director of RMR.  Each of our executive officers is also an officer of RMR, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  None of our Independent Trustees are directors of SIHC, but all of our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  RMR provides both business and property management services to us under a business management agreement and a property management agreement and provides services to other companies, including our largest tenant, TravelCenters of America LLC, or TA, and to SIHC.

We, RMR, TA and five other companies to which RMR provides management services each currently own 12.5% of Affiliates Insurance Company, or AIC, an Indiana insurance company.  All of our Trustees and nearly all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC.  We and the other shareholders of AIC participate in a property insurance program designed and reinsured in part by AIC.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2011, as amended, or our Annual Report, our Proxy Statement for our 2012 Annual Meeting of Shareholders dated February 29, 2012, or our Proxy Statement, our Quarterly Report, and our other filings with the SEC, including Note 8 to our Consolidated Financial Statements included in our Annual Report, the sections captioned “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Note 11 to our Condensed Consolidated Financial Statements included in our Quarterly Report and the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  Also, please see the section captioned “Risk Factors” in our Annual Report for a description of risks that may arise from these transactions and relationships.  In addition, copies of certain of our agreements with these parties, including our business management agreement and property management agreement with RMR, various agreements we have with TA and SIHC and our shareholder agreement with AIC and its shareholders, are also publicly available as exhibits to our public filings with the SEC.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT OUR INDEPENDENT TRUSTEES APPROVED OUR ENTERING INTO THE NEW MANAGEMENT AGREEMENTS AND THE POOLING OF SUCH AGREEMENTS UNDER THE POOLING AGREEMENT AND THE TERMS THEREOF.  THE IMPLICATION OF THIS STATEMENT MAY BE THAT THE TERMS OF THESE AGREEMENTS ARE AS FAVORABLE TO US AS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING OUR ENTRY INTO THESE TRANSACTIONS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SIHC AND RMR AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING SUCH CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT REGARDLESS OF THE MERITS OF SUCH CLAIMS.

•                  THIS CURRENT REPORT STATES THAT WE HAVE ENTERED INTO MANAGEMENT AGREEMENTS WITH SONESTA FOR CERTAIN OF OUR HOTELS THAT WE EXPECT TO BE REBRANDED TO SONESTA BRANDS AT VARIOUS DATES DURING AUGUST 2012.  VARIOUS FACTORS

MAY RESULT IN THE CANCELLATION OR DELAY OF ONE OR MORE OF THESE CONVERSIONS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OUR FORWARD LOOKING STATEMENTS.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: July 31, 2012